                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2004


                         HOME CITY FINANCIAL CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)





             OHIO                                     0-21809                       34-1839475
-------------------------------               ---------------------            -----------------------
(State or other jurisdiction of               (Commission File No.)            (IRS Employer I.D. No.)
        incorporation)




              2454 North Limestone Street, Springfield, Ohio 45503
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (937) 390-0470
                                                    --------------------------



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Item 12.          Results of Operation and Financial Condition.
-------           -------------------------------------------- -

         On April 20, 2004, Home City Financial Corporation issued a News Release announcing financial results for the first quarter of 2004. The News Release is included herein as Exhibit 99.1.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HOME CITY FINANCIAL CORPORATION



                                     By:  /s/Charles A. Mihal
                                     ------------------------------------------
                                          Charles A. Mihal
                                          Treasurer and Chief Financial Officer


Date:  April 22, 2004